UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                December 11, 2006


                              BIGSTRING CORPORATION
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               (Exact name of registrant as specified in charter)


           Delaware                     000-51661                20-0297832
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(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)


 3 Harding Road, Suite F, Red Bank, New Jersey                      07701
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (732) 741-2840


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 - Other Events

         Item 8.01.     Other Events.
         ---------      ------------

         On December 11, 2006, BigString Corporation ("BigString") issued a press release announcing the launch of its new email service, BigString 2.0, which includes such new features as the ability for a sender to direct an email to disintegrate and for a sender to view a detailed tracking report with respect to a sent email. A copy of the press release is attached hereto as Exhibit 99.1.

         On December 12, 2006, BigString issued a second press release announcing the acquisition of the website, DailyLOL.com, a viral video website that provides humorous videos, games and pictures. A copy of the press release is attached hereto as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

         Item 9.01.     Financial Statements and Exhibits.
         ---------      ---------------------------------

              (d)       Exhibits:

              Exhibit
              Number                Description
              ------                -----------

              99.1 Press Release Re: BigString.com Introduces Free 'Mission Impossible' Email That can be Made to Disintegrate Before Reader's Eyes.

              99.2 Press Release Re: BigString Corporation Acquires DailyLOL.com, a Fast-Growing Internet Viral Video Site.

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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BIGSTRING CORPORATION
                                       -----------------------------------------
                                                      (Registrant)



                                       By: /s/ Darin M. Myman
                                          --------------------------------------
                                           Darin M. Myman
                                           President and Chief Executive Officer


Date:  December 13, 2006


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


                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1 Press Release Re: BigString.com Introduces Free 'Mission Impossible' Email That can be Made to Disintegrate Before Reader's Eyes.

99.2 Press Release Re: BigString Corporation Acquires DailyLOL.com, a Fast-Growing Internet Viral Video Site.



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